UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2021

FATHOM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)

2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 888-455-6040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note

On April 20, 2021, Fathom Holdings Inc. (“Fathom” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that on April 16, 2021, Fathom completed the transaction contemplated by an Agreement and Plan of Merger, by and among the Company; Fathom Merger Sub A, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company; Fathom Merger Sub B, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company; E4:9 Holdings, Inc., a Delaware corporation (“E4:9”); the stockholders of E4:9 set forth on Annex B to the Merger Agreement; and Paul S. Marsh, an individual in the capacity as Stockholder Representative thereunder.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of E4:9 for the year ended December 31, 2020 and the related notes, the audited combined financial statements for the year ended December 31, 2019 of Encompass Lending Group, LP, Real Systems Sales Results, LP, Encompass Lending Management, LLC, RSR CO Management, LLC and Dagley Insurance Agency, LLC and the unaudited condensed consolidated financial statements of E4:9 for the three months ended March 31, 2021 and 2020 and the related notes are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021 and the notes related thereto, are filed as Exhibit 99.4 to this report and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated financial statements of E4:9 Holdings, Inc. for the year ended December 31, 2020 and the related notes to such financial statements.

99.2	Audited combined financial statements of Encompass Lending Group, LP, Real Systems Sales Results, LP, Encompass Lending Management, LLC, RSR CO Management, LLC and Dagley Insurance Agency, LLC for the year ended December 31, 2019 and the related notes to such financial statements.

99.3	Unaudited condensed consolidated financial statements of E4:9 Holdings, Inc. for the three months ended March 31, 2021 and 2020 and the related notes to such financial statements.

99.4	Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: July 2, 2021	/s/ Marco Fregenal
Marco Fregenal
President and Chief Financial Officer